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                                                                    Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File Nos. 33-76742, 333-23647 and 333-27441 on Form S-8, and 33-79556 on Form S-3.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP



Chicago, Illinois
August 27, 1997